SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 15, 2003
                                                          -------------

                               RONSON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                 1-1031                       22-0743290
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

Corporate Park III,  Campus Dr., P.O. Box 6707, Somerset, NJ          08875-6707
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

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                                                                     Page 2 of 9


                                                          RONSON CORPORATION
                                                            FORM 8-K INDEX


                                                                 PAGE
                                                                 ----

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                         3

ITEM 9.  REGULATION FD DISCLOSURE                                  3


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                                                                     Page 3 of 9





Item 7.  Financial Statements and Exhibits

a)       Financial Statements:

         Consolidated Balance Sheets
            June 30, 2003 and December 31, 2002

         Consolidated Statements of Operations
            Quarter Ended June 30, 2003 and 2002
            Six Months Ended June 30, 2003 and 2002

b)       Pro Forma Financial Information: None.

c)       Exhibits:

     99.a) Ronson Corporation Press Release dated July 14, 2003, "Ronson Corporation Reports Higher Sales and Net Earnings and Significant Increases in Earnings from Continuing Operations in the Second Quarter and First Half 2003".

Item 9.  Regulation FD Disclosure

     On July 15, 2003, Ronson Corporation (the "Company") released its Consolidated Balance Sheets and Statements of Operations as of and for the three and six-month periods ended June 30, 2003. These financial statements are attached hereto under Item 7 above.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Ronson Corporation



                                                      /s/Daryl K. Holcomb
                                                      ------------------------
                                                      Daryl K. Holcomb
                                                      Vice President &
                                                      Chief Financial Officer,
                                                      Controller and Treasurer
Dated:  July 15, 2003

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                                                                     Page 4 of 9

ITEM  7 a) -  FINANCIAL STATEMENTS
              --------------------

              RONSON CORPORATION AND ITS WHOLLY OWNED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
  ----------------------------------------------------------------------------
                            (in thousands of dollars)

                                                     June 30     December 31,
                                                       2003          2002
                                                    ---------   -------------
                                                   (unaudited)
                         ASSETS
CURRENT ASSETS:
Cash and cash equivalents                           $    660       $    312
Accounts receivable, net                               1,790          1,754
Inventories:
   Finished goods                                      1,034          1,874
   Work in process                                        35            103
   Raw materials                                         394            360
                                                    --------       --------
                                                       1,463          2,337
Other current assets                                     911            935
Current assets of discontinued operations                214            214
                                                    --------       --------
             TOTAL CURRENT ASSETS                      5,038          5,552
                                                    --------       --------

Property, plant and equipment, at cost:
   Land                                                   19             19
   Buildings and improvements                          4,769          4,740
   Machinery and equipment                             7,140          6,938
   Construction in progress                               40             28
                                                    --------       --------
                                                      11,968         11,725
Less accumulated depreciation and amortization         7,780          7,435
                                                    --------       --------
                                                       4,188          4,290

Other assets                                           1,756          1,848
Other assets of discontinued operations                1,198          1,198
                                                    --------       --------
                                                    $ 12,180       $ 12,888
                                                    ========       ========
         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term debt                                     $    726       $  1,654
Current portion of long-term debt and leases           1,701            317
Accounts payable                                       1,704          1,629
Accrued expenses                                       2,484          2,155
Current liabilities of discontinued operations           335            354
                                                    --------       --------
             TOTAL CURRENT LIABILITIES                 6,950          6,109
                                                    --------       --------

Long-term debt and leases                                732          2,273
Other long-term liabilities                            1,720          2,048

STOCKHOLDERS' EQUITY:
Common stock                                           3,911          3,911
Additional paid-in capital                            29,225         29,250
Accumulated deficit                                  (26,744)       (26,965)
Accumulated other comprehensive loss                  (2,017)        (2,141)
                                                    --------       --------
                                                       4,375          4,055
Less cost of treasury shares                           1,597          1,597
                                                    --------       --------
             TOTAL STOCKHOLDERS' EQUITY                2,778          2,458
                                                    --------       --------
                                                    $ 12,180       $ 12,888
                                                    ========       ========

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                                                                     Page 5 of 9


              RONSON CORPORATION AND ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
(in thousands of dollars, except per share data)      (unaudited)

                                                     Quarter Ended
                                                        June 30,
                                                  --------------------
                                                    2003        2002
                                                    ----        ----

NET SALES                                         $ 7,514      $ 5,551
                                                  -------      -------

Cost and expenses:
   Cost of sales                                    4,669        3,429
   Selling, shipping and advertising                  760          838
   General and administrative                       1,146        1,025
   Depreciation and amortization                      154          164
   Non-recurring expenses                             210           --
                                                  -------      -------
                                                    6,939        5,456
                                                  -------      -------
EARNINGS FROM CONTINUING OPERATIONS
  BEFORE INTEREST AND OTHER ITEMS                     575           95
                                                  -------      -------

Other expense:
   Interest expense                                    79           83
   Other-net                                           16           23
                                                  -------      -------
                                                       95          106
                                                  -------      -------
EARNINGS (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                                480          (11)

Income tax provision (benefit)                        183          (13)
                                                  -------      -------

EARNINGS FROM CONTINUING OPERATIONS                   297            2

Earnings from discontinued operations                  --           --
                                                  -------      -------

NET EARNINGS                                      $   297      $     2
                                                  =======      =======

EARNINGS PER COMMON SHARE:
Basic:
  Earnings from continuing operations             $  0.08      $    --
  Earnings from discontinued operations                --           --
                                                  -------      -------
    Net earnings                                  $  0.08      $    --
                                                  =======      =======

Diluted:
  Earnings from continuing operations             $  0.08      $    --
  Earnings from discontinued operations                --           --
                                                  -------      -------
    Net earnings                                  $  0.08      $    --
                                                  =======      =======



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                                                                     Page 6 of 9

              RONSON CORPORATION AND ITS WHOLLY OWNED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
(in thousands of dollars, except per share data)          (unaudited)

                                                       Six Months Ended
                                                           June 30,
                                                    ----------------------
                                                      2003          2002
                                                      ----          ----

NET SALES                                           $13,352        $11,312
                                                    -------        -------

Cost and expenses:
   Cost of sales                                      8,462          6,966
   Selling, shipping and advertising                  1,549          1,696
   General and administrative                         2,253          2,082
   Depreciation and amortization                        318            319
   Non-recurring expenses                               230             --
                                                    -------        -------
                                                     12,812         11,063
                                                    -------        -------
EARNINGS FROM CONTINUING OPERATIONS
  BEFORE INTEREST AND OTHER ITEMS                       540            249
                                                    -------        -------

Other expense:
   Interest expense                                     166            173
   Other-net                                             28             48
                                                    -------        -------
                                                        194            221
                                                    -------        -------
EARNINGS FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                                  346             28

Income tax provisions                                   121             13
                                                    -------        -------

EARNINGS FROM CONTINUING OPERATIONS                     225             15

Earnings from discontinued operations                    --            170
                                                    -------        -------

NET EARNINGS                                        $   225        $   185
                                                    =======        =======

EARNINGS PER COMMON SHARE:
Basic:
  Earnings from continuing operations               $  0.06        $    --
  Earnings from discontinued operations                  --           0.05
                                                    -------        -------
    Net earnings                                    $  0.06        $  0.05
                                                    =======        =======

Diluted:
  Earnings from continuing operations               $  0.06        $    --
  Earnings from discontinued operations                  --           0.05
                                                    -------        -------
    Net earnings                                    $  0.06        $  0.05
                                                    =======        =======